UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant   ☒   Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

XPERI HOLDING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of Annual Meeting

of Stockholders

Friday, April 29, 2022

7:30 a.m., Local Time

Cambria Hotel

26400 Rondell Street

Calabasas, CA 91302

The 2022 Annual Meeting of the Stockholders (“Annual Meeting”) of Xperi Holding Corporation (the “Company”) will be held on Friday, April 29, 2022 at 7:30 a.m. local time, at Cambria Hotel, 26400 Rondell Street, Calabasas, CA 91302, for the following purposes.

1.	To elect eight (8) members of the Board of Directors to hold office until the next annual meeting or until their successors are duly elected and qualified;
2.	To approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of shares reserved for issuance by an additional 8,800,000 shares of common stock;
3.	To approve an amendment to the Company’s 2020 Employee Stock Purchase Plan to increase the number of shares reserved for issuance by an additional 6,000,000 shares of common stock;
4.	To hold an advisory vote to approve the compensation of our named executive officers as described in the proxy statement;
5.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2022; and
6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice. The Board of Directors has fixed the close of business on March 2, 2022 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting, or at any adjournments of the Annual Meeting.

We are pleased to be furnishing proxy materials to stockholders primarily over the Internet. We believe that this process expedites stockholders’ receipt of proxy materials and lowers the costs of printing and distributing our annual meeting materials. On or about March 16, 2022, a Notice of Internet Availability of Proxy Materials was mailed to our stockholders containing instructions on how to access our 2022 Proxy Statement and 2021 Annual Report on Form 10-K, and how to vote online. The Notice also included instructions on how you can receive a copy of your annual meeting materials, including the notice of annual meeting, proxy statement, and proxy card by mail, via e-mail or by downloading them online. If you choose to receive your annual meeting materials by mail, the notice of annual meeting, proxy statement from the Board of Directors, proxy card and annual report will be enclosed. If you choose to receive your annual meeting materials via e-mail, the e-mail will contain voting instructions and links to the annual report and the proxy statement on the Internet, both of which are available at http://www.proxyvote.com and on our website at http://investor.xperi.com/. If you access http://www.proxyvote.com using the instructions on the Notice, you will also be given the option to elect to receive future proxy materials by e-mail or in printed form by mail. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to the annual meeting materials and a link to the proxy voting site. Your election to receive future proxy materials by e-mail or in printed form by mail will remain in effect until you terminate such election.

In order to ensure your representation at the Annual Meeting, you are requested to submit your proxy over the Internet, by telephone or by mail.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors

Xperi Holding Corporation

/s/ Paul E. Davis

PAUL E. DAVIS

Secretary

San Jose, California

March 16, 2022

Your vote counts xperi holding corporation 2022 annual meeting vote by April 28 2022 11:59 pm et xperi adeia ats hd ratio imax tivo xperi holding corporation 3025 orchard parkway san jose , ca 95134 2017 You invested in xperi holding corporation and its time to vote you have the right to vote on proposals being presented at the annual meeting this is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 29 2022. Get informed before you vote  view the notice and proxy statement annual report on form 10 k online or you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2022 if you would like to request a copy of the material (s) for this and or future stockholder meetings you may 1 visit www proxy vote .com
(2) call 18005791639 or (3) send an email to send material @proxy vote .com if sending email please include your control number (indicated below) in the subject line. Unless request, you will not otherwise receive a paper or email copy PV for complete information and to vote visit www.proxy vote.com  control # smartphone users point your camera here and vote eithout entering a control number vote in person at the meeting april 29, 2022 7:30 am pdt Cambria hotel 26400 rondell street calabass ca 91302 Please check the meeting materials for any special requirements for meeting attendance at the meeting you will need to request a ballot to vote these shares.

Vote at www.proxy vote.com this is not a votable ballot This is an overview of the proposals being presented at the upcoming stockholder meeting please follow the instruction on the reverse side to vote these important matters. Voting item 1 election of directors nominees 1a darcy antonellis 1b laura j durr 1c David c. Habiger 1d jon kricher 1e Daniel Moloney 1f tonia o connor 1g Raghavendra rau 1h Christopher a seams To approve an amendment to 2020 equity incentive plan. To approve an amendment to 2020 employee stock purchase plan to hold an advisory vote approve the compensation of the companys named executive officers and the company fir its year ending Decembers 31 2022. For For For For For For For For For For For For. Note such other business as may properly come before the meeting or any adjournment thereof.

Please receive email instead? While voting on www.proxyvote .com be sure to click sign up for e-delivery

XPERI

adeia dts HD Radio IMAX ENHANCED TiVo

XPERI HOLDING CORPORATION
3025 ORCHARD PARKWAY
SAN JOSE, CA 95134-2017

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 04/28/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 04/28/2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1a. Darcy Antonellis	☐	☐	☐
1b. Laura J. Durr	☐	☐	☐
1c. David C. Habiger	☐	☐	☐
1d. Jon Kirchner	☐	☐	☐
1e. Daniel Moloney	☐	☐	☐
1f. Tonia O'Connor	☐	☐	☐
1g. Raghavendra Rau	☐	☐	☐
1h. Christopher A. Seams	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

	For	Against	Abstain
2. To approve an amendment to 2020 Equity Incentive Plan.	☐	☐	☐
3. To approve an amendment to 2020 Employee Stock Purchase Plan.	☐	☐	☐
4. To hold an advisory vote to approve the compensation of the Company's named executive officers; and	☐	☐	☐
5. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its year ending December 31, 2022.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000537865_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report on Form 10K are available at www.proxyvote.com XPERI HOLDING CORPORATION Annual Meeting of Stockholders April 29, 2022 7:30 AM PDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Jon Kirchner and Robert Andersen, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of XPERI HOLDING CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 7:30 AM, PDT on April 29, 2022, at Cambria Hotel, This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.26400 Rondell Street, Calabasas, CA 91302, and any adjournment or postponement thereof. 0000537865_2 R1.0.0.24 Continued and to be signed on reverse side